Twin Disc Incorporated

Investor Presentation

February 2017



Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2015 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc At A Glance



Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices

- Founded in 1918
- Headquartered in Racine, WI
- ≈ 800 employees
- We are a global company
  - Mfg Operations in the U.S., Belgium, Italy, India, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 58% of fiscal 2016 sales to international markets
- Diversified product & market portfolio

FY 2016 – Highlights


$ millions
Sales
$300
$250
$200
$150
$100
$50
$0
$285
$264
$266
$166
FY 13
FY 14
FY 15
FY 16

- **Sales down 37% from FY '16**
  - Dramatic reduction in global O&G demand due to oil prices.
  - Softening in Asian demand for commercial marine.
  - Weakness in pleasure craft continues.
  - Unfavorable currency impact of $7.9M.


$ millions
Net Earnings
$30
$20
$10
$0
-$10
-$20
$4
$4
$11
($13)
FY13
FY14
FY15
FY16

- **$13.1 million loss, or ($1.17) per diluted share, down $2.16 from FY '15**
  - Loss primarily due to volume decline, along with unfavorable mix.
  - FY16 includes restructuring of $0.9M.
  - ME&A spending decreased $1.2M (11%).

FY17 - 1st Half Highlights

$ millions


Sales
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
$130
$138
$82
$70
FY14
FY15
FY16
FY17

- **Sales down 15% from H1 of FY '16**
  - No O&G shipments in FY17.
  - Continued softening in Asian commercial marine demand.

$ millions


Net Earnings*
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
$2
$8
($7)
($6)
FY14
FY15
FY16
FY17

- **$5.67 million loss, or $0.50 per diluted share, improved from $0.59 loss in H1 FY '16**
  - Positive impact of cost reduction actions taken over past 6 quarters.
  - Gross profit increased 200 basis points to 26.1% despite reduced volume.

Product/Market Diversity

Twin Disc benefits from a broad product offering with diverse market applications.

FY16 Product Mix


Other
2.3%
Industrial
19.5%
Land-based Trans Sys
25.4%
Marine & Propulsion Sys
59.5%

Land-Based Transmission
- Pressure pumping (O&G)
- Airport rescue & fire fighting
- Military

Marine & Propulsion
- Commercial marine
- Pleasure craft
- Patrol boats

Industrial
- North American energy
- Global irrigation & pumping
- Environmental & natural resource

Land-Based Transmission Systems

- ***Pressure Pumping***:
  - Achieved record units sales in fiscal ’12
  - Asian market, driven by China, has become a key source of demand and future growth.
  - Severe decline in global oil prices in ’15 have caused significant drop in demand.
  - Started to ship units to Latin America in fiscal 2014.
  - Global markets continue to represent opportunity for above average growth in the long term.
  - After an extended pause, initial new unit order received in second fiscal quarter of FY17, along with sustained aftermarket activity.

- ***Airport Rescue and Fire Fighting (ARFF) & Military:***
  - Markets to remain stable with potential for modest growth.
  - Released next generation transmission system for ARFF.









Marine & Propulsion Systems

- ***Commercial Marine:***
  - Fiscal '15 softening in Asia following record years.
  - Fiscal '16 – '17 further decline in Asia demand, primarily due to China economy
  - European market remains stable but uncertain
  - Long term growth in Asia, Latin and North America expected to continue
  - New distribution agreement with Veth for Azimuth drives
- ***Patrol Boat:***
  - Experienced recent growth as demand for coastal security applications has increased globally
  - Expect long term growth to continue
- ***Pleasure Craft:***
  - Market remains at historic lows, some market share gains recently
  - EJS™ introduced and Cat® Three60 available
  - Likely 5+ years before market recovers to pre-recession levels
  - Continue to emphasize technological differentiation







Industrial Products

- ***North America Energy Related:***
  - After a strong fiscal 2012, shipments and orders were impacted by oversupply in oil & gas markets.
  - Slight rebound in early FY15, followed by crash of oil prices.
  - Demand will grow as North American oil & gas market strengthens.
- ***Irrigation & Pumping Applications:***
  - PTO and industrial gearbox lines drove growth.
  - Solid reputation for quality, global service and new product development will continue to produce growth opportunities in the future.
- ***Several recent product launches expected to drive sales in near term:***
  - Leveraging our controls technology as a competitive advantage.







Geographic Diversity

- Sales to Asia Pacific peaked at 29% in FY14, declining through FY16 with reduced O&G and economic downturn in China.
- European segment relatively stable, following pleasure craft downturn in FY10/FY11.
- North American O&G driving decline in FY16.

H1 FY17


Rest of World 7.2%
Europe 22.0%
N. America 52.6%
Asia Pacific 18.2%

FY2008


Rest of World 4.3%
N. America 43.8%
Europe 37.0%
Asia Pacific 14.9%

Peak of mega yacht market sales

FY2016


Rest of World 6.6%
Europe 22.3%
N. America 51.6%
Asia Pacific 19.5%

Managing Our Cost Structure

Announced $6 million annualized savings in Q4 FY15

- Response to initial downturn in NA O&G demand
- Primarily Racine-based headcount actions
- $3.3 million charge recorded in Q4.

Announced additional $4 million annualized savings in Q2 FY16

- Dramatic drop in Asia Pacific demand middle of Q1.
- Primarily wage and benefit reductions.
- Will continue to evaluate structure/capacity reorganization opportunities.

Ongoing focus on cost reduction

- Additional actions in Q1 and Q2 FY17.
- H1 operating income improvement of $2 million on $13million lower sales.

Managing Our Cost Structure

Capital Investments

- Investing in core competencies
- Expanding benefit from low cost manufacturing sources
- Nearly $100 million over past 10 yrs




TWIN DISC
TWIN DISC (FAR EAST) PTE LIMITED

Twin Disc, Incorporated

Managing our Balance Sheet

Improving Net Cash Position



$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16

- $45 million improvement in net cash since fiscal 2008.
- Balance sheet strength for extended downturn or M&A opportunities.

Strategic Focus

Renewed focus on product development activities to drive Industrial product growth.

Sale of non-core NA distribution entities.

- Eliminated 5 locations
- Territories in good hands with long-term partner
- Generated $5 million of capital for reinvestment

Ongoing efforts to acquire new products/technologies to diversify from O&G.

Remain poised with assets and production capability to benefit from O&G recovery and grow market share.

What Differentiates Us?

Technology

- **Oil & Gas**
  - 8500 Series
  - 7500 Series





- **ARFF**
  - "Pump & Roll"
- **Military**
  - "Legacy" Contracts

- **Marine**
  - Patented QuickShift®
  - Express Joystick System®





  - Dynamic Positioning/DPII
  - Rolla CFD

What Differentiates Us?

- 98+ Years of Proven Application Know-How
- Niche Market Focus


TWIN DISC
Subsidiary/Company-Owned Distributor
Third Party Distributor
Service Dealer

- Global Distribution and Service Network
- Product, Market & Geographic Diversity
- Core Manufacturing Capabilities

Looking Ahead

Corporate Six Month Backlog



$ millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Volatility driven by O&G cycles
S D M J S D M J S D M J S D M J S D M J S D M J S D M J S D
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17

Fiscal 2017 & Beyond Outlook

- Anticipate second half of fiscal 2017 volume to improve over FY16 second half levels.
- North American Oil & Gas landscape key variable in near term outlook.
  - Recent order activity drives improvement into Q1 FY18.
  - Improving aftermarket activity signals broader recovery.
  - Sustainability of recovery unpredictable.
  - Intent on maintaining/growing our position in this market.
- Marine markets will remain mixed
  - Asian commercial marine markets experience softening over FY15, worsening in FY16 and into FY17.
  - North American commercial marine (non-O&G) comparatively stable.
  - Global mega yacht market will remain depressed, however opportunity exists for select market share gains.
  - Patrol Boat market will continue to expand in the long-term as coastal security remains a focus around the world.

Fiscal 2017 & Beyond Outlook

- ARFF, Military and North American industrial markets are expected to remain stable.
- Global markets will remain mixed
  - European markets will remain challenged in the near term
  - Asia continues to offer significant opportunities for above average growth rates, but experiencing short term market decline in FY16/17.
  - Unpredictable North American pressure pumping market.
- The Company is well-positioned to grow as end markets recover and remains focused on providing innovative and differentiating product and market development projects.
- Continue to focus on strategic product line and technology expansion opportunities (organic and acquisitive).

Appendices

Corporate Profile – Market Diversity

Pleasure Craft Market:

- *Target Markets:* High speed planing and displacement yachts from 50' to 150', diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, & boat builders
- *Customers:* CAT, Cummins, MAN, MTU, Volvo / Azimut, Viking, Hatteras, Ferretti, Maritimo, Palmer Johnson, Riviera, Sanlorenzo, Sunseeker
- *Competition:* ZF, Reintjes / Kamewa /Side Power, Ultraflex, Veem







Corporate Profile – Market Diversity

Work Boat Market:

- *Target Markets:* planing and displacement vessels from 30’ to 250’, diesel-powered
- *Products:* Transmissions, Propellers, MCD’s, Controls
- *Channels:* Engine OEMs & dealers, boat builders & distribution
- *Customers:* CAT, Cummins, IVECO, Mitsubishi, Volvo / Damen / Sewart Supply (operators: Seacor, Tidewater, Groupe Bourbon, Kirby, Ingram)
- *Competition:* ZF, Reintjes / Kamewa, Hamilton







Corporate Profile – Market Diversity

<u>Patrol Boat Market:</u>

- *Target Markets:* military, patrol and coast guard vessels from 30' to 90', diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, Government agencies & boat builders
- *Customers:* CAT, CMD, MAN, MTU, Volvo / Indian Navy/Coast Guard, Israeli Navy, Turkish Coast Guard, USCG, US Navy, RCMP
- *Competition:* ZF / Kamewa / Veem







Corporate Profile – Market Diversity

Marine Transmissions, Propulsion & Boat Management Systems


EJS®/Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Bow Thrusters
Trim Tabs, Stern Thrusters
Arneson Surface Drives, Rolla Propellers, Drivelines

We have been successful "packaging" more marine products

- **Increasing content and value on each vessel**
- **Working directly with the shipyards**
- **Industry expert on vessel performance and handling**

Corporate Profile – Market Diversity



Industrial Products:

- *Target Market:* Heavy duty industrial disconnect applications
- *Products:* Mechanical & hydraulic clutches, PTOs, reduction gearboxes & pump mount drives, 100 - 2,500 HP
- *Channels:* Distribution & OEMs
- *Customers:* Bandit, Morbark, Peterson Pacific / CAT, Cummins & engine dealers
- *Competitors:* Funk, NACD, PT Tech, Stiebel, Transfluid, WPT





Corporate Profile – Market Diversity



Industrial Transmissions:

- *Target Market:* Off-highway and all-terrain specialty vehicles, diesel powered
- *Products:* Powertrain components - 400 to 3,000 HP
- *Channel:* OEM vehicle mfrs. & Distribution
- *Customers:* BAE, Rosenbauer, Oshkosh, Tatra / BJ Services, FTSI, CalFrac, NOV, MG Bryan, Trican, Tai'an, Yantai Jereh, & SJ Petro
- *Competitors:* Allison, Cat, ZF

Marine Products - Appendix VI



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5065
270hp – 570hp



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5600
1300hp – 2100hp



Marine Control Drive
(MCD)
5 Models
215hp – 6035hp

Marine Products - Appendix VI



ARNESON®
BY TWIN DISC

Surface Drive



ROLLA™
A Twin Disc Company



Controls
EC 300



Express Joystick

Transmissions - Appendix VI



TA90-8501
Fracing Transmission
3000hp (2300kW)



TA90-7500
Fracing Transmission
2600hp (1939kW)



TD61-1180
ARFF Transmission
705hp (526kW)

Twin Disc, Incorporated

Industrial Products - Appendix VI



Power Take-Off
HP1200
Released 3/16



Power Take-Off
SP314



Pump Drive
AM370



Clutch



Gear Box



Universal Control Drive

Twin Disc, Incorporated



Land-Based Products

Pressure Pumping



Remaining recoverable natural-gas resources
Top 15 countries, end 2011, trn cubic metres
Unconventional
Conventional
World total
752
NORWAY 4 10
CANADA 18 5
UNITED STATES 37 37
MEXICO 20 3
VENEZUELA 11 9
ALGERIA 7 8
NIGERIA 7 7
ARGENTINA 23 2
IRAN 4 37
SAUDI ARABIA 4 35
QATAR 1 27
CHINA 48 4
RUSSIA 35 106
INDONESIA 9 9
AUSTRALIA 22 7
By region
Trn cubic metres
174 East Europe/ Eurasia
137 Middle East
132 Asia/ Pacific
122 OECD Americas
74 Africa
71 Latin America
45 OECD Europe
Sources: International Energy Agency; BP



Share of world primary energy, %
Oil
Coal
Gas
Hydro
Nuclear
Renewables
FORECAST
50
40
30
20
10
0
1970
1990
2010
2030



U.S. domestic crude oil production by source, 1990-2040
(million barrels per day)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
Tight oil
Other lower 48 onshore
Lower 48 offshore
Alaska
8
6
4
2
0
1990
2000
2010
2020
2030
2040



U.S. dry natural gas production by source,1990-2040
(trillion cubic feet)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
Shale gas
Tight gas
Alaska
Nonassociated offshore
Coalbed methane
Associated with oil
Nonassociated onshore
35
30
25
20
15
10
5
0
1990
2000
2010
2020
2030
2040

Frac Rig Diagram


Engine
Transmission
Pump







EBITDA

(See Appendices IX & X for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$70
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
20%
15%
10%
5%
0%
-5%
-10%
-15%
14.0%
16.0%
7.4%
7.4%
10.0%
-9.7%
-9.3%
$43.5
$56.8
$21.1
$19.5
$26.5
-$16.1
-$14.3
FY11
FY12
FY13
FY14
FY15
FY16
TTM
EBITDA
% of Sales

* See Appendix XI for reconciliation of TTM figures to reported figures.

Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

Reconciliation of Net Earnings to EBITDA

in $ thousands, except % data	TTM	2016	2015	2014	2013	2012	2011
Net Earnings	**$ (12,088)**	**$ (13,104)**	**$ 11,173**	**$ 3,644**	**$ 3,882**	**$ 26,743**	**$ 17,997**
Income Taxes	(10,719)	(12,282)	4,515	4,226	4,986	17,815	13,897
Interest Expense	401	426	606	936	1,435	1,475	1,719
Depreciation & Amortization	8,104	8,847	10,161	10,657	10,838	10,756	9,904
Earnings before interest, taxes, depreciation and amortization	**$ (14,302)**	**$ (16,113)**	**$ 26,455**	**$ 19,463**	**$ 21,141**	**$ 56,789**	**$ 43,517**
Net Sales	$ 153,587	$ 166,282	$ 265,790	$ 263,909	$ 285,282	$ 355,870	$ 310,393
EBITDA as a % of Sales	***-9.3%***	***-9.7%***	***10.0%***	***7.4%***	***7.4%***	***16.0%***	***14.0%***

* **See Appendix XI for reconciliation of TTM figures to reported figures.**

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Reconciliation of TTM Data to Reported Quarterly Figures

	FY 11**	FY 12**	FY 13**	FY 14**	FY15**	Q1 '16*	Q2 '16*	Q3 '16*	Q4 '16*	FY16	Q1 '17*	Q2 '17*	TTM
Sales	$310,393	$355,870	$285,282	$263,909	$265,790	$ 37,373	$ 44,829	$ 41,434	$ 42,646	$166,282	$35,835	$33,672	$153,587
Gross Profit	107,683	121,632	80,025	77,254	83,032	8,190	11,606	9,618	11,181	40,595	9,173	8,949	38,921
ME&A	72,967	76,761	70,012	68,367	65,127	15,240	14,592	14,072	13,208	57,112	12,475	12,560	52,315
Operating Income	34,716	44,871	10,013	8,887	17,905	(6,550)	(3,557)	(4,726)	(9,763)	(24,596)	(3,560)	(4,427)	(22,476)
Interest Exp	1,719	1,475	1,435	936	606	91	109	156	70	426	53	122	401
Net Earnings	17,997	26,743	3,882	3,644	11,173	(4,323)	(2,301)	(963)	(5,517)	(13,104)	(2,696)	(2,912)	(12,088)
EPS, Diluted	$ 1.57	$ 2.31	$ 0.34	$ 0.32	$ 0.99	$ (0.39)	$ (0.21)	$ (0.09)	$ (0.48)	$ (1.17)	$ (0.24)	$ (0.27)	$ (1.08)
EPS, Basic	$ 1.59	$ 2.34	$ 0.34	$ 0.32	$ 0.99	$ (0.39)	$ (0.21)	$ (0.09)	$ (0.48)	$ (1.17)	$ (0.24)	$ (0.27)	$ (1.08)
CAPEX	12,028	13,733	6,582	7,245	9,049	1,403	1,473	678	660	4,214	525	569	2,432
Deprec.	9,904	10,756	10,838	10,657	10,161	2,221	2,202	2,213	2,211	8,847	1,916	1,764	8,104
Oper Cash Flow	13,860	14,444	24,476	25,749	17,060	(2,372)	(2,077)	(886)	8,726	3,391	(2,661)	222	5,401
Dividends	3,411	3,886	4,079	4,059	4,061	1,019	1,022	-	-	2,041	-	-	-
					-					-			-
Pretax Income	32,029	44,756	9,237	8,096	15,900	(6,483)	(3,897)	(5,069)	(9,846)	(25,295)	(3,723)	(4,093)	(22,731)
Taxes	13,897	17,815	4,986	4,226	4,515	(2,208)	(1,608)	(4,138)	(4,328)	(12,282)	(1,052)	(1,201)	(10,719)

* Quaterly Data is from the Company's unaudited quarterly Form 10-Q filings with the SEC.

** Annual Data is from the Company's audited Form 10-K filing with the SEC.

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Fiscal Year Condensed Consolidated Statements of Operations

($ thousands, per Form 10-K)	2016	2015	2014	2013	2012	2011
Sales	$ 166,282	$ 265,790	$ 263,909	$ 285,282	$ 355,870	$ 310,393
Gross Profit	40,595	83,032	77,254	80,025	121,632	107,683
	24.4%	*31.2%*	*29.3%*	*28.1%*	*34.2%*	*34.7%*
MEA Expense	57,113	64,264	67,406	67,899	73,091	72,967
	34.3%	*24.2%*	*25.5%*	*23.8%*	*20.5%*	*23.5%*
Restructuring/Impairment	8,523	3,282	961	2,113	3,670	-
Interest Expense	426	606	936	1,435	1,475	1,719
Misc. Exp/(Inc)	(172)	(1,020)	(145)	(659)	(1,360)	968
Pretax Earnings	(25,295)	15,900	8,096	9,237	44,756	32,029
Income Taxes	(12,282)	4,515	4,226	4,986	17,815	13,897
Minority Interest	(91)	(212)	(226)	(369)	(198)	(135)
Net Earnings	$ (13,104)	$ 11,173	$ 3,644	$ 3,882	$ 26,743	$ 17,997
EBITDA	$ (16,113)	$ 26,455	$ 19,463	$ 21,141	$ 56,789	$ 43,517
DILUTED EPS	$ (1.17)	$ 0.99	$ 0.32	$ 0.34	$ 2.31	$ 1.57

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

1st Fiscal Quarter: Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2017	2016	2015	2014	2013
Sales	$ 69,507	$ 82,201	$ 137,515	$ 129,638	$ 141,118
Gross Profit	18,122	19,795	44,492	39,211	41,727
	26.1%	*24.1%*	*32.4%*	*30.2%*	*29.6%*
MEA Expense	25,035	29,833	32,417	32,702	33,390
	36.0%	*36.3%*	*23.6%*	*25.2%*	*23.7%*
Restructuring of Operations	1,074	70	-	1,094	-
Interest Expense	175	200	314	477	635
Misc. Exp/(Inc)	(346)	73	(482)	(153)	105
Pretax Earnings	(7,816)	(10,381)	12,243	5,091	7,597
Income Taxes	(2,253)	(3,817)	4,381	3,161	2,912
Minority Interest	(45)	(60)	(72)	(135)	(94)
Net Earnings	$ (5,608)	$ (6,624)	$ 7,790	$ 1,795	$ 4,591

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Operating Cash Flows – Fiscal Year


$ millions
% sales
$40
$35
$30
$25
$20
$15
$10
$5
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$11.5
$35.1
$13.9
$14.4
$24.5
$25.7
$17.1
$3.4
$5.4
3.9%
15.4%
4.5%
4.0%
8.5%
9.8%
6.4%
2.0%
3.5%
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
TTM*
Cash Flows from Operations
% of Sales

* See Appendix X for reconciliation of TTM figures to reported figures.